Exhibit 10.2
2010 Incentive Compensation Program
Amir Bassan-Eskenazi, President and Chief Executive Officer

Base Salary (annual):	$412,000
Bonus Potential at 100% funding
First Half (based on annual base salary of $325,000):	162,500
Second Half:	206,000

Total:	$368,500

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve specified customer goal	10%
2) Achieve IP product goal	20%
3) Achieve strategy goal	20%
4) Achieve MSP product goal	15%
5) Achieve business plan goal	10%
6) Achieve channel sales goal	10%
7) Achieve teamwork goal	10%
8) Achieve employee satisfaction and retention goal	5%

Total	100%
2010 Incentive Compensation Program
Ravi Narula, Senior Vice President and Chief Financial Officer

Base Salary (annual):	$253,100
Bonus Potential at 100% funding
First Half:	NA
Second Half:	75,930

Total:	$75,930

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve operating results goals	40%
2) Achieve corporate development goal	10%
3) Achieve audit and financial controls goals	30%
4) Achieve processes improvements goal	5%
5) Achieve employee development goal	10%
6) Achieve employee satisfaction and retention goal	5%

Total	100%

2010 Incentive Compensation Program
Rob Horton, Senior Vice President and General Counsel

Base Salary (annual):	$250,000
Bonus Potential:
First Half:	75,000
Second Half:	75,000

Total:	$150,000

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve regulatory goal	20%
2) Achieve corporate governance and securities compliance goals	35%
3) Achieve internal customer satisfaction goal	25%
4) Achieve specified litigation management goal	5%
5) Achieve site leadership goal	5%
6) Achieve teamwork goal	10%

Total	100%
2010 Incentive Compensation Program
Ran Oz, Executive Vice President and Chief Technology Officer

Base Salary (annual):	$225,000
Bonus Potential at 100% funding
First Half:	67,500
Second Half:	67,500

Total:	$135,000

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve specified technology demonstration goals	40%
2) Achieve innovation process goal	15%
3) Achieve specified IP product goal	15%
4) Achieve specified strategic channel partner goal	10%
5) Achieve new applications goal	10%
6) Achieve teamwork goal	10%

Total	100%